UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04010

OCM Mutual Fund

(Exact name of registrant as specified in charter)

2600 Kitty Hawk Road

Suite 119

Livermore, CA 94551

(Address of principal executive offices) (Zip code)

Gregory M. Orrell

Orrell Capital Management, Inc

2600 Kitty Hawk Road

Suite 119

Livermore, CA 94551

(Name and address of agent for service)

Registrant's telephone number, including area code: (925) 455-0802

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

Annual Report November 30, 2017

OCM GOLD FUND Shareholder Letter – November 30, 2017 (Unaudited)

Dear Fellow Shareholder:

In the face of strong global equity markets, rising interest rates and a lack of investor appetite for defensive positioning, gold prices and shares of gold mining companies defied consensus thinking on Wall Street over the past year. For the fiscal year ending November 30, 2017, the OCM Gold Fund Investor Class appreciated 0.94% (-3.57% after max sales load) while the Advisor Class appreciated 1.81% compared to in the Philadelphia Gold and Silver Index (“XAU”)1 0.01% gain and 22.87% for the S&P 500 Index2. The gold bullion price (London PM fix)3 as of November 30, 2017 was $1,275.50 per ounce, up .03% for the twelve-month period. In our opinion, the underperformance of shares of gold mining companies is a good proxy for investor sentiment toward defensive assets as the strength of the S&P 500 continues to attract the bulk of capital flows.

Federal Fund Rate ( ) and Gold Price ( )
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
$1,500.000
$1,450.000
$1,400.000
$1,350.000
$1,300.000
$1,250.000
$1,200.000
$1,150.000
$1,100.000
$1,050.000
$1,000.000
1/18/13
1/18/14
1/18/15
1/18/16
1/18/17

Source: Saint Louis Federal Reserve (FRED)

OCM GOLD FUND Shareholder Letter – November 30, 2017 (Continued) (Unaudited)

Market Commentary

After nine straight years of gains in the S&P 500 Index, equity valuations have reached levels that have historically proved extreme. This is particularly evident in the S&P 500 capitalization and price to sales ratios, both recently matching the dotcom era highs. The last period of equity euphoria of nine consecutive years of gains in the S&P 500 occurred 1991 to 1999 which was followed by three successive down years in 2000, 2001 and 2002 of -9.10%, -11.89% and -22.10%, respectively.4 Gold bullion meanwhile gained 20.85%5 over that period (2000-2002) with the HUI Index6 (NYSE ARCA Gold Bugs Index) advancing 96.03%. A period of easy credit then followed leading to the housing bubble and the Great Financial Crisis of 2008. The current extended equity run is a direct result of policy makers fighting off deflationary forces with extraordinary monetary measures following the 2008 financial crisis.

The effort to diminish the value of holding cash with zero and negative interest rates to drive investment elsewhere has successfully staved off a deflationary spiral and spurred global growth. In that context, policy makers have accomplished their goal, but at what cost? Further, it remains to be seen how sustainable the current growth cycle is, especially with the Federal Reserve starting down the path of raising interest rates and shrinking its balance sheet. Can the global economy withstand shrinkage in liquidity, especially considering the ever more complex financial derivative structure in place that has leveraged capital many times over? In the past, the Federal Reserve has raised interest rates and this became the event that triggers the breaking point leading to a bursting of the credit cycle. Will that be the outcome of the current cycle?

Another poignant question is if inflationary forces ignite past the Federal Reserve’s 2% target, how aggressive in raising interest rates can the Federal Reserve be in light of the massive increase in debt that has taken place over the past eight years? (See chart 2 – Total Federal Debt). The United States, for example, has over $20 trillion in debt that is skewed to the short end of yield curve to lessen the interest rate burden that is now exposed to rising interest rates. Combined with the recently enacted Tax Cuts and Jobs Act, along with the demographic burden of baby boomers retiring, the fiscal picture of the United States becomes exponentially strained in a higher interest rate environment. Consequently, we believe the Federal Reserve will most likely lean toward not aggressively raising interest rates. In doing so, the Federal Reserve will be staying firmly behind the inflation curve, in our opinion, to stave off an unwinding of equity values and the resultant negative economic consequences. In such a scenario, we believe the value of the U.S. dollar will come under pressure, especially against gold, as the ability of the U.S. dollar to be a store of value is questioned in the market along with the credibility of the Federal Reserve.

OCM GOLD FUND Shareholder Letter – November 30, 2017 (Continued) (Unaudited)

Total Federal Debt

25000000
20000000
15000000
10000000
5000000
0
1/1/80
5/1/81
9/1/82
1/1/84
5/1/85
9/1/86
1/1/88
5/1/89
9/1/90
1/1/92
5/1/93
9/1/94
1/1/96
5/1/97
9/1/98
1/1/00
5/1/01
9/1/02
1/1/04
5/1/05
9/1/06
1/1/08
5/1/09
9/1/10
1/1/12
5/1/13
9/1/14
1/1/16
5/1/17

Source: Saint Louis Federal Reserve (FRED)

The fact the U.S. dollar Index7 declined 11.57% in 20178 at a time of economic growth and rising interest rate spreads with its main trading partners hints that cracks in the U.S. dollar’s long-term value may already be appearing. After President Nixon closed the gold window in 1972 allowing foreign central banks to exchange dollars for gold, the United States has progressively abused the dollar’s reserve currency status by running large budget and trade deficits that have been financed by our trade partners on favorable terms. As a result, U.S. dollars are widely held but a lingering fear has existed that one day all those dollars held abroad would come home to roost, igniting inflation and a decline in the U.S. standard of living, not to mention its global influence. The trigger point of that event is and has been a great unknown. One thing is clear, in our opinion, both Russia and China sense the U.S. is presently vulnerable to the world moving away from the dollar as the world’s reserve currency and are acting accordingly for strategic purposes. The most notable challenge to the dollar is China’s plan for settlement of oil contracts in yuan that is convertible into gold. As the world’s largest oil importer, China is looking to replace the petro-dollar with the petro-yuan and push for what has garnered the term “de-dollarization”. In our opinion, widespread acceptance of the petro-yuan will be dollar negative and propel gold prices significantly higher.

OCM GOLD FUND Shareholder Letter – November 30, 2017 (Continued) (Unaudited)

Bitcoin9 and other “crypto currencies10” may end up being this cycle’s poster child asset signifying the blow-off of the current central bank induced easy credit cycle, just as Dot.com mania did in 1999/2000 and the housing blow-off in 2007/2008. The value of understanding the crypto currency craze is realizing it signifies the market may be in the process of searching for an alternative to fiat currencies11. In essence, the market smells that something is wrong in the system based on policy makers’ abuse of fiat currencies and is starting the process of searching for an alternative store of value. In our opinion, it is the market’s circuitous route back to gold signifying it is just a matter of time until capital flows of size move back to gold assets and quite possibly a gold backed currency based on the blockchain technology.

Gold Mining Industry

We are of the belief that the supply of newly mined gold is set to shrink materially over the next decade even in a significantly higher gold price environment. Despite a high level of exploration expenditures over the past decade, there have been few sizable deposits discovered (punctuating the scarcity value of gold). The bulk of what has been discovered is extremely low grade with unattractive rates of return on capital or in unfavorable operating jurisdictions. Combined with the long lead time from discovery to production of seven to 20 years due to the development and regulatory hurdles to bring a new mine onstream, the trend is for shrinking or flat production by the major gold producers going forward with an emphasis on higher margin ounces rather than gross production numbers. Consequently, we are seeing greater market appreciation for mines and gold producers with annual production of 50,000 to 150,000 ounces.

Your Fund’s investment strategy remains a disciplined approach to searching out value and growth opportunities across all segments of the gold and silver mining industry on a global basis. We believe companies that possess strong management, large reserves in the ground in stable jurisdictions, and exhibit capital discipline while holding equity dear may be the companies that outperform over time. We are specifically targeting companies with existing production that possess large reserve expansion potential where shareholder value can be created through the drill bit. Your Fund has the flexibility to maneuver within the precious metals sector to invest in opportunities that larger funds and exchange traded funds may not be able to; from senior gold producers with over one million ounces of annual production to junior producers with less than 100,000 ounces of annual production to small exploration and development companies with micro capitalizations.

Conclusion

In our experience, investor appetite for gold assets typically accelerates when there is a lack of returns elsewhere and a desire for perceived safety. At the moment, greed is more prevalent than fear, despite a laundry list of risks and uncertain outcomes from the extraordinary monetary policies enacted post 2008. We continue to believe gold is in a multi-decade bull market as the long-term purchasing power of the dollar erodes from past fiscal and monetary policy sins that are now being challenged in the market. Moreover, with financial asset values at extreme levels by some measures and an uncertain economic landscape going forward, a contrarian position in gold assets prior to an investor shift in sentiment may once again prove to be beneficial to enhancing returns as it did in the 2000 to 2010 period that followed the last time valuations reached such extreme levels.

OCM GOLD FUND Shareholder Letter – November 30, 2017 (Continued) (Unaudited)

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to meeting the investment objective of preserving your purchasing power. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Service at 1-800-628-9403.

Sincerely,

Gregory M. Orrell
Portfolio Manager
January 14, 2018

The Philadelphia Gold and Silver Index (XAU)1 is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

The S&P 500 Index2, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

The London PM Fix3 is a price per ounce for each of the precious metals (gold, silver, platinum and palladium) determined daily at 10:30 and 15:00 GMT by a brief conference call among the five members of the London Gold Pool (Scotia-Mocatta, Barclays Capital, Deutsche Bank, HSBC and Société Générale). The London spot fix price is the price fixed at the moment when the conference call terminates.

[4]	(n.d.). Retrieved December 18, 2017, from https://ycharts.com/indicators/sandp_500_total_return_annual

 S&P 500 Annual Total Return Historical Data

[5]	(n.d.). Retrieved December 18, 2017, from https://www.marketwatch.com/investing/index/dxy/historical

HUI Index6 also known as gold BUGS index is the NYSE Arca’s index measuring gold companies that do not hedge their gold production beyond a year and a half.

The U.S. dollar index (USDX)7 is a measure of the value of the U.S. dollar relative to the value of a basket of currencies of the majority of the U.S.’s most significant trading partners.

[8]	(n.d.). Retrieved January 18, 2018, from https://www.marketwatch.com/investing/index/dxy/historical

Bitcoin9 is a digital currency created in 2009.

Cryptocurrency10 is a digital or virtual currency that uses cryptography for security.

Fiat currency11 that a government has declared to be legal tender, but it is not backed by a physical commodity.

OCM GOLD FUND Shareholder Letter – November 30, 2017 (Continued) (Unaudited)

Investing in the OCM Gold Fund involves risks including the loss of principal. Many of the companies in which the Fund invests are smaller capitalization companies which may subject the fund to greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more-abrupt market movements. The Fund also invests in securities of gold and precious metals which may be subject to greater price fluctuations over short periods of time. The Fund is a non-diversified investment company meaning it will invest in fewer securities than diversified investment companies and its performance may be more volatile. The Fund contains international securities that may provide the opportunity for greater return but also have special risks associated with foreign investing including fluctuations in currency, government regulation, differences in accounting standards and liquidity.

Investor Class Performance as of November 30, 2017

	OCMGX (without load)	OCMGX (with load)	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	(3.84)%	(8.13)%	(4.54)%	10.89%
One Year	0.94%	(3.57)%	0.01%	22.87%
3 Year Annualized	6.45%	4.82%	5.87%	10.91%
5 Year Annualized	(10.77)%	(11.59)%	(13.15)%	15.74%
10 Year Annualized	(3.30)%	(3.75)%	(6.33)%	8.30%

OCM GOLD FUND Shareholder Letter – November 30, 2017 (Continued) (Unaudited)

Advisor Class Performance as of November 30, 2017

	OCMAX	Philadelphia Gold and Silver Index (XAU)[1]	S&P 500[2]
Six Months	(3.43)%	(4.54)%	10.89%
One Year	1.81%	0.01%	22.87%
3 Year Annualized	7.27%	5.87%	10.91%
5 Year Annualized	(10.11)%	(13.15)%	15.74%
Since Inception Annualized*	(5.23)%	(7.98)%	13.62%

*	Inception: April 1, 2010

The performance data quoted above represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s Total Annual Operating Expenses for the OCM Gold Fund Investor Class and Advisor Class are 2.66% and 1.78 % respectively. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 800-628-9403. The returns shown include the reinvestment of all dividends but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market. You cannot invest directly in an index.

[2]	The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – November 30, 2017

Shares		Value
COMMON STOCKS 95.5%
Major Gold Producers 32.3%
80,000	Agnico Eagle Mines Ltd.	$3,496,800
110,000	AngloGold Ashanti Ltd. ADR	1,149,500
230,000	Kinross Gold Corp.*	956,800
70,000	Newmont Mining Corp.	2,589,300
43,000	Randgold Resources Ltd. ADR	3,945,680
		12,138,080
Intermediate/Mid-Tier Gold Producers 15.3%
280,800	Alamos Gold, Inc.	1,777,464
311,200	B2Gold Corp.*	793,557
100,000	Centerra Gold, Inc.*	565,804
100,000	Endeavour Mining Corp.*	1,809,797
100,000	Hecla Mining Co.	374,000
100,000	Tahoe Resources, Inc.	443,342
		5,763,964
Junior Gold Producers 20.7%
300,000	Alacer Gold Corp.*	485,971
260,000	Argonaut Gold, Inc.*	475,585
650,000	Atlantic Gold Corp.*	775,849
250,000	Dundee Precious Metals, Inc.*	573,555
200,000	Fortuna Silver Mines, Inc.*	843,280
5,000,000	Jaguar Mining, Inc.*	1,395,133
1,000,000	Perseus Mining Ltd.*	240,273
150,000	Premier Gold Mines Ltd.*	422,028
650,000	Roxgold, Inc.*	594,481
250,000	SEMAFO, Inc.*	618,121
1,000,000	Wesdome Gold Mines Ltd.*	1,348,628
		7,772,904
Exploration and Development Companies 6.2%
500,000	Dacian Gold Ltd.*	926,556
2,000,000	Emmerson Resources Ltd.*	124,045
570,000	Gascoyne Resources Ltd.*	176,764
2,000,000	Intermin Resources Ltd.*	234,476
1,755,500	Lydian International Ltd.*	496,634
500,000	Mexican Gold Corp.*	116,261
2,000,000	Royal Road Minerals Ltd.*	201,519
4,419,040	Sutter Gold Mining, Inc.*	68,502
		2,344,757
Royalty/Streaming Companies 21.0%
14,800	Franco-Nevada Corp.	1,205,726
8,000	Franco-Nevada Corp.^	649,200
160,000	Maverix Metals, Inc.*	221,981
191,500	Metalla Royalty & Streaming Ltd.*	89,446
30,000	Royal Gold, Inc.	2,481,600
155,000	Wheaton Precious Metals Corp.	3,242,482
		7,890,435
Total Common Stocks
	(Cost $16,537,630)	35,910,140

EXCHANGE TRADED FUND 3.2%
10,000	SPDR Gold Shares*	1,211,000
Total Exchange Traded Fund
	(Cost $442,100)	1,211,000

WARRANTS 0.1%
Exploration and Development Companies 0.1%
1,000,000	Intermin Resources Ltd.* Exercise Price 0.17 AUD, Exp. 8/31/2018	25,339
Total Warrants
	(Cost $0)	25,339

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – November 30, 2017 (Continued)

Shares		Value
SHORT-TERM INVESTMENT 1.1%
400,234	UMB Money Market Fiduciary, 0.01%	$400,234
Total Short-Term Investment
	(Cost $400,234)	400,234

Total Investments
	(Cost $17,379,964) 99.9%	37,546,713
Other Assets less Liabilities 0.1%		51,491
TOTAL NET ASSETS 100.0%		$37,598,204

ADR – American Depository Receipt.

AUD – Australian Dollars.

*	Non-income producing security.

^	Denoted investment is a Canadian security traded on U.S. stock exchange.

See notes to financial statements.

OCM GOLD FUND Schedule of Investments – November 30, 2017 (Continued)

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Investment Securities
Australia	$1,727,452	4.6%
Canada	21,159,996	56.3
Cayman Islands	1,809,797	4.8
Jersey	4,643,834	12.4
South Africa	1,149,500	3.1
United States	7,056,134	18.8
Total	$37,546,713	100.0%

See notes to financial statements.

OCM GOLD FUND Statement of Assets and Liabilities – November 30, 2017

Assets:
Investments in unaffiliated issuers, at value (cost $17,379,964)	$37,546,713
Investment securities sold	186,636
Interest and dividends receivable	22,391
Receivable for fund shares sold	4,132
Prepaid expenses and other assets	24,427
Total assets	37,784,299

Liabilities:
Payable for fund shares redeemed	1,589
Accrued distribution fees	72,760
Investment adviser fees	29,750
Accrued audit fees	38,850
Accrued Trustees’ fees	2,500
Accrued expenses and other liabilities	40,646
Total liabilities	186,095
Net Assets	$37,598,204

Net Assets Consist of:
Shares of beneficial interest, no par value: unlimited shares authorized	$16,027,815
Undistributed net investment loss	(1,037,656)
Accumulated net realized gain on investments and foreign currency transactions	2,441,468
Net unrealized appreciation on investments and foreign currency translations	20,166,577
Net Assets	$37,598,204

Calculation of Maximum Offering Price:
Investor Class:
Net asset value and redemption price per share	$9.26
Maximum sales charge (4.50% of offering price)	0.44
Offering price to public	$9.70
Shares outstanding	3,291,201
Advisor Class:
Net asset value and redemption price per share	$9.86
Shares outstanding	720,397
Total Shares Outstanding	4,011,598

See notes to financial statements.

OCM GOLD FUND Statement of Operations - Year Ended November 30, 2017

Investment Income
Interest	$13
Dividend (net of foreign withholding taxes of $27,809)	251,519
Total investment income	251,532

Expenses
Investment advisory fees	393,884
Distribution fees - Investor Class	285,691
Fund administration and accounting fees	131,982
Transfer agent fees and expenses	81,634
Federal and state registration fees	42,421
Audit fees	38,154
Chief Compliance Officer fees	26,627
Legal fees	25,600
Reports to shareholders	20,312
Custody fees	18,114
Trustees’ fees	10,000
Distribution fees - Advisor Class	9,101
Other expenses	10,709
Total expenses	1,094,229
Net investment loss	(842,697)

Realized and Unrealized Gain on Investments:
Net realized gain on investments and foreign currency transactions	2,646,145
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(1,489,021)
Net gain on investments	1,157,124

Net increase in net assets from operations	$314,427

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets

	Year Ended November 30, 2017	Year Ended November 30, 2016
Operations:
Net investment loss	$(842,697)	$(965,650)
Net realized gain on investments and foreign currency transactions	2,646,145	8,737,060
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(1,489,021)	8,315,305
Net increase in net assets from operations	314,427	16,086,715

Distributions Paid to Shareholders
Investor Class:
Distributions paid from net realized gains	(5,268,126)	(12,996)
Total distributions from Investor Class	(5,268,126)	(12,996)

Advisor Class:
Distributions paid from net realized gains	(1,310,072)	(2,629)
Total distributions from Advisor Class	(1,310,072)	(2,629)
Total distributions	(6,578,198)	(15,625)

Fund Share Transactions
Investor Class:
Net proceeds from shares sold	564,380	1,979,714
Distributions reinvested	4,632,595	11,651
Payment of shares redeemed[1]	(3,566,159)	(6,399,365)
Net increase (decrease) in net assets from Investor Class share transactions	1,630,816	(4,408,000)

Advisor Class:
Net proceeds from shares sold	2,387,037	13,556,278
Distributions reinvested	1,253,971	2,547
Payment of shares redeemed[2]	(4,717,606)	(25,703,693)
Net decrease in net assets from Advisor Class share transactions	(1,076,598)	(12,144,868)
Net increase (decrease) in net assets from Fund share transactions	554,218	(16,552,868)

Total decrease in net assets	(5,709,553)	(481,778)

Net Assets, Beginning of Period	43,307,757	43,789,535
Net Assets, End of Period	37,598,204	43,307,757

Accumulated Net Investment Loss	$(1,037,656)	$(1,488,411)

See notes to financial statements.

OCM GOLD FUND Statements of Changes in Net Assets (Continued)

	Year Ended November 30, 2017	Year Ended November 30, 2016
Transactions in shares
Investor Class:
Shares sold	55,899	158,683
Shares issued on reinvestment of distributions	560,847	1,612
Shares redeemed	(369,277)	(560,783)
Net increase (decrease) in Investor Class shares outstanding	247,469	(400,488)

Advisor Class:
Shares sold	228,945	1,046,137
Shares issued on reinvestment of distributions	143,804	340
Shares redeemed	(466,159)	(2,785,818)
Net decrease in Advisor Class shares outstanding	(93,410)	(1,739,341)
Net Increase (Decrease) in Fund Shares Outstanding	154,059	(2,139,829)

[1]	Net of redemption fees of $90 for the year ended November 30, 2017 and $497 for the year ended November 30, 2016, respectively.

[2]	Net of redemption fees of $5,069 for the year ended November 30, 2017 and $44,618 for the year ended November 30, 2016, respectively.

See notes to financial statements.

OCM GOLD FUND Notes to Financial Statements – November 30, 2017

Note 1. Organization

OCM Mutual Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the “Fund”). The Fund is a non-diversified fund. The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price (“NOCP”). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Trust’s Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

OCM GOLD FUND Notes to Financial Statements – November 30, 2017 (Continued)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2017, in valuing the Fund’s assets:

Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Major Gold Producers	$12,138,080	$—	$—	$12,138,080
Intermediate/Mid-Tier Gold Producers	5,763,964	—	—	5,763,964
Junior Gold Producers	7,772,904	—	—	7,772,904
Exploration and Development Companies	2,344,757	—	—	2,344,757
Royalty/Streaming Companies	7,890,435	—	—	7,890,435
Exchange Traded Fund	1,211,000	—	—	1,211,000
Warrants	25,339	—	—	25,339
Short-Term Investment	400,234	—	—	400,234
Total	$37,546,713	$—	$—	$37,546,713

There were no Level 2 or Level 3 securities as of November 30, 2017. The Fund recognizes transfers between levels at the end of the reporting period. Dacian Gold Ltd. halted trading on November 29, 2016 and was fair valued in accordance with procedures established by and under the general supervision of the Trusts Board of Trustees at November 30, 2016. This security resumed trading on December 6, 2016 after successful completion of a capital issuance. At the beginning of the period, this security was classified as a Level 2 security. At the end of the period, this security was transferred from a Level 2 security to a Level 1 security.

OCM GOLD FUND Notes to Financial Statements – November 30, 2017 (Continued)

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2017 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2017 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding on the applicable county’s tax rules and rate.

Accounting for Uncertainty in Income Taxes (“Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of November 30, 2017 the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2014-2017 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

OCM GOLD FUND Notes to Financial Statements – November 30, 2017 (Continued)

Share Classes – The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed “Investor Class shares.” The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund’s average daily net assets allocable to Investor Class shares. As of May 8, 2017, the Advisor Class shares are no longer subject to any 12b-1 fees under the plan. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Distributions to Shareholders – The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

Redemption Fee – A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the year ended November 30, 2017, the Investor Class and the Advisor Class received $90 and $5,069 in redemption fees, respectively.

Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Also, under the Fund’s organizational documents, its officers and Trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OCM GOLD FUND Notes to Financial Statements – November 30, 2017 (Continued)

Derivative Instruments – Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund’s overall objective of long-term growth, though warrants will typically not be a significant part of the Fund’s portfolio. The Fund’s maximum risk in holding warrants is the loss of the entire amount paid for the warrants. At November 30, 2017, the Fund held warrants as listed on the Schedule of Investments.

Note 3. Investment Advisory Agreement and Affiliated Parties

The Fund has an investment advisory agreement with Orrell Capital Management, Inc. (“OCM” or the “Adviser”). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

Assets	Fee Rate
$0 to $250 million	0.950%
$250 million to $500 million	0.800%
$500 million to $1 billion	0.700%
Over $1 billion	0.600%

Under the investment advisory agreement, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Investor Class shares at 2.99%. As of May 8, 2017, the Adviser is responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Advisor Class shares at 2.14%. Prior to May 8, 2017, the Adviser was responsible for reimbursing the Fund to maintain a voluntary ratio of expenses to average daily net assets for the Advisor Class shares at 2.39%. Expenses of the Fund above such levels are borne by the Adviser, subject to future recoupment. Expense reimbursement obligations are calculated daily and paid monthly.

The Fund does not compensate Trustees and Officers affiliated with OCM. For the year ended November 30, 2017, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays the salary and related expenses of the Fund’s Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

OCM GOLD FUND Notes to Financial Statements – November 30, 2017 (Continued)

Note 4. Distribution Agreement and Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund’s Investor Class, in any fiscal year, subject to the limit of 0.99%, of the average daily net assets of the Investor Class. As of May 8, 2017, the Advisor Class shares are no longer subject to any 12b-1 fees under the Plan. For the year ended November 30, 2017, the Investor Class and the Advisor Class incurred $285,691 and $9,101, respectively, in expenses under the Plan.

Note 5. Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2017 were $4,053,570 and $11,361,198, respectively. There were no purchases or sales of U.S. government obligations.

Note 6. Federal Income Tax Information

At November 30, 2017, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$18,239,400
Unrealized appreciation	$20,270,767
Unrealized depreciation	(963,454)
Unrealized depreciation on foreign currency	(172)
Net unrealized appreciation on investments	$19,307,141

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies (“PFICs”).

OCM GOLD FUND Notes to Financial Statements – November 30, 2017 (Continued)

The tax character of distributions paid during the fiscal years ended November 30, 2017 and 2016 was as follows:

	2017	2016
Ordinary income	$—	$—
Net long-term capital gains	6,578,198	15,625
Total distributions	$6,578,198	$15,625

As of November 30, 2017 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term gains	2,426,100
Tax accumulated earnings	2,426,100
Accumulated capital and other losses	(162,852)
Unrealized appreciation on investments	19,307,141
Total accumulated earnings	$21,570,389

The Fund has $162,852 in qualified late-year losses, which are deferred until fiscal year 2018 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 7. Concentration of Risk

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

OCM GOLD FUND Notes to Financial Statements – November 30, 2017 (Continued)

Note 8. Illiquid Securities

The Fund may invest up to 15% of net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Note 9. Subsequent Events

Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

OCM GOLD FUND Financial Highlights Investor Class

	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$11.12	$7.19	$9.47	$11.26	$21.68

Income from Investment Operations:
Net investment loss	(0.21)[1]	(0.24)[1]	(0.14)[1]	(0.17)[1]	(0.27)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.10	4.17	(1.98)	(1.17)	(9.75)
Total from investment operations	(0.11)	3.93	(2.12)	(1.34)	(10.02)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distribution from net realized gains	(1.75)	— [2]	(0.16)	(0.45)	(0.40)
Total distributions	(1.75)	— [2]	(0.16)	(0.45)	(0.40)

Redemption fee proceeds	— [2]	— [2]	— [2]	— [2]	— [2]

Net asset value, end of period	$9.26	$11.12	$7.19	$9.47	$11.26

Total return*	0.94%	54.74%	(22.76)%	(11.49)%	(47.03)%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$30,492	$33,841	$24,750	$38,177	$52,231
Ratio of expenses to average net assets	2.78%	2.66%	2.59%	2.39%	2.22%
Ratio of net investment loss to average net assets	(2.17)%	(2.07)%	(1.51)%	(1.34)%	(0.85)%
Portfolio turnover rate	10%	11%	11%	5%	8%

*	Assumes no sales charge

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

See notes to financial statements.

OCM GOLD FUND Financial Highlights Advisor Class

	Year Ended Nov. 30, 2017	Year Ended Nov. 30, 2016	Year Ended Nov. 30, 2015	Year Ended Nov. 30, 2014	Year Ended Nov. 30, 2013

Per Share Operating Performance
(For a share outstanding throughout each period)

Net asset value, beginning of period	$11.63	$7.46	$9.76	$11.49	$22.00

Income from Investment Operations:
Net investment income loss	(0.15)[1]	(0.18)[1]	(0.09)[1]	(0.09)[1]	(0.08)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.12	4.31	(2.06)	(1.20)	(10.03)
Total from investment operations	(0.03)	4.13	(2.15)	(1.29)	(10.11)

Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distribution from net realized gains	(1.75)	— [2]	(0.16)	(0.45)	(0.40)
Total distributions	(1.75)	— [2]	(0.16)	(0.45)	(0.40)

Redemption fee proceeds	0.01	0.04	0.01	0.01	— [2]

Net asset value, end of period	$9.86	$11.63	$7.46	$9.76	$11.49

Total return	1.81%	55.98%	(22.28)%	(10.74)%	(46.75)%

Ratios/Supplemental Data:
Net assets, end of year (in 000's)	$7,106	$9,467	$19,040	$16,970	$12,005
Ratio of expenses to average net assets	2.05%	2.03%	2.01%	1.79%	1.69%
Ratio of net investment loss to average net assets	(1.44)%	(1.44)%	(0.92)%	(0.74)%	(0.31)%
Portfolio turnover rate	10%	11%	11%	5%	8%

[1]	Based on average shares method.

[2]	Amount represents less than $0.01 per share.

See notes to financial statements.

OCM GOLD FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statement of assets and liabilities of OCM Gold Fund (the “Fund”), including the schedule of investments, as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 26, 2018

OCM GOLD FUND Expense Example – For the Period Ended November 30, 2017 (Unaudited)

As a shareholder of the OCM Gold Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017 (the “period”).

Actual Expenses

The row titled “Actual” in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate line for your share class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the periods.

Hypothetical Example for Comparison Purposes

The row titled “Hypothetical” in the table below provides information about hypothetical account values and hypothetical expenses based on each class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OCM GOLD FUND Expense Example – For the Period Ended November 30, 2017 (Continued) (Unaudited)

Expenses Paid During the Period

	Beginning Account Value June 1, 2017	Ending Account Value November 30, 2017	Expenses Paid During the Period Ended November 30, 2017*
Investor Class
Actual	$ 1,000.00	$ 961.60	$ 13.68
Hypothetical (5% return before expenses)	1,000.00	1,011.05	14.02
Advisor Class
Actual	1,000.00	965.70	9.52
Hypothetical (5% return before expenses)	1,000.00	1,015.32	9.76

*

Expenses are equal to the Investor Class’ and Advisor Class’ annualized expense ratios of 2.78% and 1.93%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OCM GOLD FUND Other Information (Unaudited)

Investments by Sector – As of November 30, 2017
As a Percentage of Total Investments

The Fund will file its complete schedule of investments with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Fund's proxy voting policies and procedures and a record of the Fund’s proxy votes for the year ended June 30, 2017 are available without charge, upon request by calling toll free 1-800-779-4681 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting policies and procedures are also available on the Fund's website at http://www.ocmgoldfund.com.

OCM GOLD FUND - INVESTOR CLASS Performance Results – Year Ended November 30, 2017 (Unaudited)

Average Annual Total Returns

	Investor Class	S&P 500® Index	Philadelphia Gold & Silver Index
1 year	(3.57%)	22.87%	0.01%
5 year	(11.59%)	15.74%	(13.15%)
10 year	(3.75%)	8.30%	(6.33%)

The graph below compares the change in value of a $10,000 investment in the Investor Class of the OCM Gold Fund with the S&P 500® Index and the Philadelphia Gold and Silver Index since November 30, 2007.

The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

The S&P 500® Index is a broad unmanaged index generally considered as representative of the U.S. equity market. You cannot invest directly in an index.

OCM GOLD FUND - ADVISOR CLASS Performance Results – Period Ended November 30, 2017 (Unaudited)

Average Annual Total Returns

	Advisor Class	S&P 500® Index	Philadelphia Gold & Silver Index
1 year	1.81%	22.87%	0.01%
5 year	(10.11%)	15.74%	(13.15%)
Since Inception on 4/1/10	(5.23%)	13.62%	(7.98%)

The graph below compares the change in value of a $10,000 investment in the Advisor Class of the OCM Gold Fund with the S&P 500® Index and the Philadelphia Gold and Silver Index since April 1, 2010 (inception date of Advisor Class).

The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

The S&P 500® Index is a broad unmanaged index generally considered as representative of the U.S. equity market. You cannot invest directly in an index.

OCM GOLD FUND - INVESTOR CLASS Annual Renewal of Investment Advisory Agreement (Unaudited)

On October 17, 2017, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund’s investment advisory agreement with Orrell Capital Management, Inc. (the “Adviser”). Prior to approving the continuation of the agreement, the Board considered:

●	the nature, extent and quality of the services provided by the Adviser

●	the investment performance of the Fund

●	the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

●	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

●	the expense ratio of the Fund

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

The material considerations and determinations of the Board, including all of the Independent Trustees, are provided below.

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser, in addition to materials prepared by the Adviser for the Board, describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. Based on their review, the Trustees believe that the Adviser provides high quality services to the Fund, and they noted that their overall confidence in the Adviser is high. The Trustees also concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to ensure that the Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

OCM GOLD FUND - INVESTOR CLASS Annual Renewal of Investment Advisory Agreement (Continued) (Unaudited)

The Trustees compared the performance of the Fund to benchmark indices over various periods of time. The Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. Based on this information, the Trustees concluded, within the context of their full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the investment advisory agreement. The Trustees noted that the Fund adhered to its investment style.

In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund. They discussed in detail the profitability of the Adviser as it relates to the Fund, and they discussed the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Fund, and concluded that the level of profitability realized by the Adviser from its provision of services to the Fund is reasonable, and that the overall expense ratio and investment advisory fee were fair and within the range of industry averages.

As part of its analysis the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees concluded that the research obtained by the Adviser is beneficial to the Fund and that the Adviser had executed the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund. The Trustees determined such research has been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Fund were reasonable.

The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of comparable mutual funds. In making this conclusion, the Trustees also noted the unique expertise of the Adviser and that the Adviser does not currently engage any sub-advisers for the Fund. The Trustees also discussed the advisory fees payable by the Fund in relation to other advisory clients of the Adviser.

The Trustees concluded that the Fund has the right structure in place to realize lower fees and expenses when asset levels increase. The Trustees also considered whether the investment advisory agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the existing “breakpoints” embodied in the investment advisory agreement resulted in substantially lower fee rates than those of comparable mutual funds.

OCM GOLD FUND - INVESTOR CLASS Annual Renewal of Investment Advisory Agreement (Continued) (Unaudited)

After reviewing the materials provided at the meeting, management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Fund, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Trustees, including all of the Independent Trustees, determined to continue the investment advisory agreement.

Long Term Capital Gains Designation
(Unaudited)

Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $6,578,198 as long-term capital gains distributed during the year ended November 30, 2017.

OCM GOLD FUND Trustee and Officer Information (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-779-4681.

Independent Trustees*
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee for Trustee
John L. Crary 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 64	Trustee (Chairman of the Board)	Indefinite Since 2004

Managing member of Crary Enterprises, LLC, a private investment company, since 1999. Independent corporate financial advisor and private investor in various biotechnology, software and other early stage business ventures since 1988. Prior to that, Mr. Crary began his business career as an investment banker with E.F. Hutton & Company Inc.

None
Doug Webenbauer 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 57	Trustee	Indefinite Since 2005	Controller of Comtel Systems Technology, Inc., a low voltage electrical contractor, since 2016. Prior to that, Chief Financial Officer of M.E. Fox & Company, Inc., a beer distributor (2000 to 2016).	None

OCM GOLD FUND Trustee and Officer Information (Continued) (Unaudited)

Interested Trustees and Officers**
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee or Nominee for Trustee
Gregory M. Orrell 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 56	Trustee, President, Treasurer	Indefinite Since 2004	President of Orrell Capital Management, Inc. since 1991.	None
Monica L. Baucke 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 47	Secretary	One year term Since 2014	Communications Manager of Orrell Capital Management, Inc. since 2014. Independent Communications and Marketing Consultant from 2009 to 2014.	N/A
Jacob M. Lindseth 2600 Kitty Hawk Road, Suite 119 Livermore, California 94551 Age 38	Chief Compliance Officer	At discretion of the Board Since April 2014	Compliance Officer of Northern Lights Compliance Services, LLC (12/2011 – present); Staff Attorney for NorthStar Financial Services Group, LLC (2007 – 2011).	N/A

*	“Independent” trustees are trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940.

**

An “interested” trustee is a trustee who is deemed to be an “interested person” of the Fund, as defined in the Investment Company Act of 1940. Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund’s investment adviser.

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

OCM Gold Fund
Distributed by:

Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

5125-NLD-01/25/2018

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the registrant’s Sarbanes Oxley Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

Item 4. Principal Accountant Fees and Services

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

	Fiscal year ended November 30, 2017	Fiscal year ended November 30, 2016
Audit Fees	$33,500	$32,500
Audit-Related Fees	$0	$0
Tax Fees	$5,350	$5,200
All Other Fees	$0	$0

The Registrant’s audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm’s annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2017 and 2016, all of the audit and non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.

The registrant's certifying officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics – Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) – Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President and Treasurer

Date:	January 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gregory M. Orrell
Gregory M. Orrell
President and Treasurer

Date:	January 23, 2018